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                                                                   Exhibit 10.19

                              STEEL DYNAMICS, INC.
                        1996 INCENTIVE STOCK OPTION PLAN

I.    PURPOSE AND SCOPE OF PLAN.

      1.1 Steel Dynamics, Inc. (the "Company") wishes to provide all Employees of the Company and its Subsidiaries, each of whom is a key employee and each of whom is in a position to materially affect the profitability and growth of the Company and its Subsidiaries, an opportunity to acquire an ownership interest in the Company and in the stockholder values which everyone is working to create, and in so doing to encourage and motivate each such person to more fully identify his or her increased welfare and well-being with that of the Company. These objectives will be attained through periodic grants to such Employees of options to purchase shares of the Company's common stock ("Stock").

      1.2 Directors who are also Employees are eligible to participate in this 1996 Incentive Stock Option Plan (the "Plan").

      1.3 The awards offered hereunder are not in lieu of but are supplemental to any salary or other forms of compensation for services.

II.   EFFECTIVE DATE AND TERM OF PLAN.

      2.1 The Plan shall be effective on October 28, 1996; subject, however, to the approval within twelve (12) months after the Effective Date by the Company's stockholders. From and after the Effective Date, subject to Section 2.2 the Plan shall remain in effect until all Stock subject to the Plan has been purchased or acquired according to the Plan's provisions; provided, however, that in no event may any options be granted under the Plan on or after five (5) years from and after the Effective Date, or December 31, 2001.

      2.2 The Board of Directors or the Committee described in Section 5.1, as the case may be, may at any time suspend or terminate the Plan. An option may not be granted while the Plan is suspended or after it is terminated, but any rights and obligations under any option granted while the Plan is in effect shall not be deemed altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted. The power of the Board of Directors or the Committee, as the case may be, to administer and construe any option granted prior to suspension or termination of the Plan under Section 5.3 shall nevertheless continue after any such suspension or termination.

III.  DEFINITIONS.

When any word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, that word or phrase, unless a clearly different meaning is
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required by the context, shall generally be given a meaning ascribed to it in this Section or elsewhere if the word or phrase is defined within quotation marks. The following words or phrases shall have the following meanings:

      3.1 "Board" means the Board of Directors of the Company.

      3.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      3.3 "Committee" means the Committee of the Board described in Article V.

      3.4 "Company" means Steel Dynamics, Inc., an Indiana corporation, and its Subsidiaries.

      3.5 "Disability" means termination of employment with the Company or any of its Subsidiaries as a result of an Employee's inability to perform substantially his or her duties and responsibilities to the Company or any of its Subsidiaries by reason of a physical or mental disability or infirmity (i) for a continuous period of six (6) months, or (ii) at such earlier time as such Employee submits medical evidence satisfactory to the Committee, or the Committee otherwise determines, that such Employee has a physical or mental disability or infirmity that will prevent such Employee from substantially performing his or her duties and responsibilities for six months or longer.

      3.6 "Effective Date" means the date determined under Section 2.1.

      3.7 "Employees" means full time employees of the Company and its Subsidiaries, including officers, managers, supervisors, professionals, and hourly employees, who have been employed for not less than 1,000 hours prior to the first applicable Grant Date.

      3.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      3.9 "Fair Market Value" means, as of any date, the value of the Stock determined as follows:

            (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ National Market of the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) System, the Fair Market Value of a share of Stock shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the Grant Date, as reported in the Wall Street Journal or such other source as the Committee deems reliable;


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            (ii)  If the Stock is quoted on the NASDAQ System (but not on the
                  NASDAQ National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices were not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the Grant Date, as reported in the Wall Street Journal or such other source as the Committee deems reliable;

            (iii) In the absence of an established market for the Stock, the
                  Fair Market Value shall be determined in good faith by the Committee, and for purposes of the first Grant Date described in Section 6.2 Fair Market Value shall be deemed to be the price of a share of Common Stock established by the Company's underwriters on the effective date of the Company's Registration Statement and reflected in the pricing amendment filed with the Securities and Exchange Commission in connection therewith.

      3.10 "Grant Date" means the date upon which an Option has been granted as prescribed in Section 6.2.

      3.11 "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      3.12 "Nonstatutory Stock Option" means an Option not intended to qualify or otherwise not qualifying as an Incentive Stock Option.

      3.13 "Option" means a stock option granted pursuant to the Plan.

      3.14 "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

      3.15 "Optionee" means an Employee who holds an outstanding Option.

      3.16 "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      3.17 "Plan" means the Steel Dynamics, Inc. 1996 Incentive Stock Option
Plan.

      3.18 "Rules" means the regulations promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

      3.19 "Securities Act" means the Securities Act of 1933, as amended from time to time.


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      3.20 "Stock" means the $0.01 par value common stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to the terms of the Plan.

      3.21 "Subsidiary" means any corporation that qualifies as a subsidiary of a corporation under the definition of "subsidiary corporation" contained in
Section 424(f) of the Code.

IV.   SHARES OF STOCK SUBJECT TO THE PLAN.

      4.1 The total number of shares of Stock of the Company reserved and available for distribution pursuant to Options granted hereunder shall not exceed, in the aggregate, 1,403,000 shares of the authorized Stock of the Company, subject to adjustment described below. Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Options under the Plan.

      4.2 Stock which may be acquired under the Plan may be either authorized but unissued shares or shares of issued Stock held by the Company's treasury, or both, at the discretion of the Committee. Whenever any outstanding Option or portion thereof expires, is canceled, is forfeited or is otherwise terminated for any reason without having been exercised or without having been fully vested, the shares allocable to the expired, canceled, forfeited or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

      4.3 In the event of any stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division (including, but not limited to, split-up, split-off, spin-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets, rights offering, merger, consolidation, reorganization or partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing, the aggregate number of shares reserved for issuance under the Plan, the number and Option price of shares subject to outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Optionees, shall be appropriately substituted for new shares or adjusted, as determined by the Committee in its discretion. Notwithstanding the foregoing, each such adjustment, if any, with respect to any Option shall comply with the rules of Section 424(a) of the Code, and in no event shall any adjustment be made which would render any Option granted hereunder anything other than an incentive stock option for purposes of Section 422 of the Code, except as otherwise contemplated by Section 6.4(d), or without the consent of the Optionee.

V.    ADMINISTRATION.

      5.1 The Plan shall be administered by a committee of directors (the "Committee") of the Company appointed by the Board from time to time and consisting of at least two (2) members of the Board, each of whom shall be both
(i) a "non-employee director" as such term is defined in Rule 16b-3 promulgated under Section 16 of the Exchange Act or any successor provision, and


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(ii) an "outside director" as that term is used in Section 162 of the Code and the regulations promulgated thereunder. In the absence of an appointment of a Committee, the Board shall serve as the Committee.

      5.2 The Committee shall administer the Plan so as to comply at all times with Rule 16b-3 of the Exchange Act, and Sections 162, 421, 422, and 424 of the Code. Any Option Agreement shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with any such Rule or requirement, such provisions shall be deemed to be modified so as to be in compliance with such Rule or requirement, or if such modification is not possible, shall be deemed to be null and void, as it relates to such employee, Option, or Option Agreement. Subject to the foregoing, the Board may from time to time increase the size of the Committee and appoint additional members, remove members (with or without cause), substitute new members, and fill vacancies (however caused). A majority of the members of the Committee shall constitute a quorum, and the actions of a majority of the members of the Committee at a meeting at which a quorum is present shall be the actions of the Committee.

      5.3 The Committee has the exclusive power, authority and discretion to:

            (a) Determine the terms and conditions, not inconsistent with the terms hereof, of any Option granted hereunder;

            (b) Adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

            (c) Interpret the terms and provisions of the Plan and any Option granted and any Option Agreements relating thereto;

            (d) Accelerate or waive any term, condition, or restriction, but solely in such a manner as not to render any Option otherwise qualified hereunder nonqualified;

            (e) Subject to the requirements of Rule 16b-3, Regulation T, the Code, and other federal, state and local tax and securities laws, the Committee shall determine the methods by which the exercise price of an Option may be paid, including the form of payment, and the methods by which shares of Stock shall be delivered or deemed to be delivered to Employees. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow an Optionee to pay the exercise price of an Option by delivering previously issued shares of the Company's Stock or by directing the Company to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the exercise price, all as determined pursuant to rules and procedures established by the Committee.


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            (f) Prescribe the form of each Option Agreement, which need not be identical for each Optionee; and

            (g) Supervise the administration of the Plan and decide all other matters that must be determined in connection with an Option or this Plan.

      5.4 The Committee's interpretation of the Plan, any Options granted under the Plan, any Option Agreement, and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

      5.5 The Board or the Committee, as the case may be, may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board or the Committee in engaging such counsel, consultant or agent shall be paid by the Company.

VI.   STOCK OPTIONS.

      6.1 All Employees are eligible to receive grants of Options hereunder.

      6.2 Subject to the provisions of this Plan, the first Grant Date for Options to Employees shall coincide with the date and time upon and at which the Company's Registration Statement on Form S-1 is declared effective by the Securities and Exchange Commission. The second Grant Date shall be May 15, 1997. Thereafter, grants of Options to Employees shall occur twice annually, on November 15 for the six (6) month period May 15 through November 14, and on May 15 for the six (6) month period November 15 through May 14. Options on each Grant Date shall be provided to each Employee in the following position categories and in the following amounts, based upon the Fair Market Value of the Stock for that particular Grant Date, as determined under the provisions of
Section 3.9 (any fractional share of Stock to be rounded up to the next whole share):

      Position                Grants Per Year         Semi-Annual Grant Value
      --------                ---------------         -----------------------
      President                     2                      $80,000.00
      Vice-President                2                       60,000.00
      Manager                       2                       30,000.00
      Supervisors/Professionals
            Grade 3                 2                       15,000.00
            Grade 2                 2                       12,500.00
            Grade 1                 2                       10,000.00
      Hourly                        2                        2,500.00

      6.3 The Options granted hereunder shall be evidenced by an Option Certificate issued on behalf of the Company by an officer designated by the Committee, which Option Certificate shall


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be subject to the terms of an Option Agreement to be executed by the Company and the Optionee. Once executed, and unless otherwise provided by the Committee, the terms of the Option Agreement shall be deemed incorporated into all future
Option Certificates. The Option Agreement shall describe the Options and shall state that the Options reflected in all Option Certificates issued pursuant thereto shall be subject to all of the terms and provisions of the Plan. The Option Agreement may also contain such other terms and provisions, consistent with the Plan, as the Committee may approve.

      6.4 Subject to the Committee's authority under Section 5.3, Options granted under the Plan shall be governed by the following additional terms and conditions:

            (a) EXERCISE PRICE. The price per share under any Option granted hereunder shall be at one hundred percent (100%) of the Fair Market Value (110% in the case of an Incentive Stock Option granted to an Employee who, at the time the Option is granted, owns Stock of the Company or any Subsidiary or Parent of the Company possessing more that ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary or Parent of the Company) on the date of grant, determined in the manner required by Section 3.9

            (b) TERM OF OPTION: EXERCISE. The time within which any Option granted hereunder shall be exercisable shall be not earlier than six (6) months nor later than five (5) years from the applicable Grant Date, subject to Sections 6.4(j), (k) and (l). The Optionee must remain in the continuous employment of the Company or any of its subsidiaries from the date of the grant of the Option to and including the date of exercise of the Option in order to be entitled to exercise such Option. Options granted hereunder shall be exercisable in such manner and at such dates as the Committee may specify or otherwise permit. Any options granted prior to the approval of this Plan by the Company's stockholders shall not be exercisable until such time as the Plan has been so approved. Continuous employment shall not be deemed to be interrupted by transfers between the Company and one or more of its Subsidiaries. The Committee shall, at its discretion, determine the effect of approved leaves of absence and all other matters having to do with "continuous employment." Where an Optionee dies or is disabled while employed by the Company or any of its Subsidiaries, his or her Options may be exercised following such death or disability in accordance with the provisions of Sections 6.4(j) and (k) hereof.

            (c) TYPE OF OPTION. Each Option granted hereunder shall be designated in the Option Agreement as either an Incentive Stock Option or as a Nonstatutory Stock Option, in order to take into account that the limitations described in Section 6.4(d) and/or elsewhere herein are or may be exceeded by the cumulative total of the grants contemplated by Section
      6.2 to a specific person, such that the Options covered by such excess grants are rendered Nonstatutory Stock Options.


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            (d) INDIVIDUAL DOLLAR LIMITATIONS. The aggregate Fair Market Value
      (determined as of the time of Option Grant) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by an Optionee in any calendar year may not exceed $100,000.00. To the extent that the aggregate Fair Market Value of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000.00, such Options shall be treated as Nonstatutory Stock Options, and such Nonstatutory Stock Options, at the time of grant, shall be specifically so designated.

            (e) INDIVIDUAL SHARE LIMITATIONS. In any fiscal year of the Company, no Employee shall be granted Options to purchase more than three hundred thousand (300,000) shares.

            (f) PAYMENT. No shares of Stock shall be issued until full payment therefor has been made. An Optionee shall not have any rights to dividends or other rights of a stockholder with respect to shares subject to an Option until such time as such Stock is issued in the name of the Optionee following exercise of the Option in accordance with the Plan.

            (g) NOTICE. Each Option shall be exercised by giving written notice to the Company at its principal office, in the manner prescribed by the Committee, and by completing the Notice of Exercise form on the reverse side of the Option Certificate and delivering the same to the Company as required, together with the purchase price as specified in the Option, by cash, certified or bank check payable to the order of the Company, or as otherwise provided pursuant to Section 5.3(e),

                  Unless the Committee determines that such restrictions are no longer applicable because the Stock being issued is registered under the Securities Act of 1933, as amended (the "Act") and a prospectus in respect thereof is current, each such notice shall contain representations on behalf of the Optionee, as prescribed by the Committee, that he or she acknowledges that the Company is selling the shares being acquired by him or her under a claim of exemption from registration under the Act, as a transaction not involving any public offering; that he or she represents and warrants that the shares are being acquired with a view to "investments" and not with a view to distribution or resale; and that he or she agrees not to transfer, encumber or dispose of the shares unless:
      (i) a registration statement with respect to the shares shall be effective under the Act, together with proof satisfactory to the Company that there has been compliance with applicable state laws, or (ii) the Company shall have received an opinion of counsel in form and content satisfactory to the Company to the effect that the transfer qualifies under Rule 144 or some other disclosure exemption from registration and that no violation of the Act or applicable state securities laws will be involved in such transfer, and/or such other documentation in connection therewith as the Company's counsel may require.


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            (h) The Company may endorse such legend or legends upon the certificates for Stock issued pursuant to a grant hereunder, and may issue such "stop transfer" instructions to its transfer agent in respect of such Stock as, in its discretion, it determines necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Act, to implement the provisions of the Plan and any Option Agreement hereunder, or to permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Stock transferred upon execution of an Option granted under the Plan.

            (i) NONTRANSFERABILITY OF OPTIONS. No Options shall be transferable by the Optionee otherwise than by will, by the laws of descent and distribution, pursuant to a Qualified Domestic Relations Order ("QDRO"), or as permitted under the Rules, and all Options shall be exercisable, during the Optionee's lifetime, only by the Optionee. No right or interest of an Employee in any Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Employee to any other party other than the Company or a Subsidiary.

            (j) TERMINATION BY REASON OF DEATH. Unless otherwise determined by the Committee at or after grant, if an Optionee's employment by the Company terminates by reason of death, any Option held by such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one hundred eighty (180) days (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

            (k) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee at or after grant, if an Optionee's employment by the Company terminates by reason of Disability, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of ninety
      (90) days (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such twelve month (or such shorter period as the Committee shall specify at grant), any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one hundred eighty (180) days from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter.

            (l) RESIGNATION BY OPTIONEE; TERMINATION BY COMPANY WITHOUT CAUSE. Unless otherwise determined by the Committee at or after grant, if an Optionee voluntarily resigns from his employment with the Company, or is terminated by the Company other than for Cause (as herein defined), any



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      Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such resignation or termination or on such accelerated basis as the Committee may determine at or after grant, for a period of ninety (90) days (or such shorter period as Committee may specify at grant) from the date of such resignation or termination of employment or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90)-day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one hundred eighty (180) days from the date of such death or until the expiration of the stated term of such Option, whichever period is shorter. "Cause" shall mean either (i) if the Optionee has an employment agreement with the Company, the definition of Cause included in such employment agreement, or
      (ii) if the Optionee does not have an employment agreement with the Company, the termination of the Optionee's employment with the Company because of (i) the willful failure by the Optionee (other than by reason of incapacity due to physical or mental illness) to perform any material duty in connection with the Optionee's employment with the Company, (ii) the conviction of the Optionee of a felony or the Optionee's plea of no contest to a felony, or (iii) the perpetration by the Optionee of a material dishonest act or fraud against the Company or any Parent or Subsidiary thereof.

            (m) OTHER TERMINATION. Unless otherwise determined by the Committee at or after grant, if an Optionee's employment by the Company terminates for any reason other than death, disability, Optionee's resignation, or termination by the Company other than for Cause, the Option shall thereupon terminate.

VII.  AMENDMENTS AND TERMINATION.

      7.1 PLAN AMENDMENT. The Board may amend, alter or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an Optionee under an Option award previously granted, without the Optionee's consent, or (ii) which, if such approval is not obtained, would require stockholder approval under the Rules.

      7.2 INCENTIVE STOCK OPTION AMENDMENT. The Committee may amend the terms of any Option granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent. The Committee may also substitute new Options for previously granted Options, including previously granted Options having higher option prices. Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws, securities laws and accounting rules, as well as other developments.

VIII. UNFUNDED STATUS OF PLAN.

      8.1 The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to an Optionee by the Company, nothing contained herein shall give any such Optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock; provided, however, that, unless the Committee otherwise determines with the consent of the affected Optionee, the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.


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IX.   GENERAL PROVISIONS.

      9.1 NONGUARANTY OF EMPLOYMENT. The adoption of the Plan shall not confer upon any Optionee any right to continued employment with the Company nor shall it interfere in any way with the right of the Company to terminate its relationship with any of its employees at any time.

      9.2 WITHHOLDING OF TAXES. No later than the date as of which an amount first becomes includible in the gross income of the Optionee for federal income tax purposes with respect to any Option under the Plan, the Optionee shall pay to the Company or make arrangements satisfactory to the Committee regarding the payment of any federal state or local taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

      9.3 NO STOCKHOLDER RIGHTS. No Option shall give the Employee any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Option.

      9.4 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

      9.5 FRACTIONAL SHARES. No fractional shares of Stock shall be issued, and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

      9.6 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Option Agreements shall be construed in accordance with and governed by the laws of the State of Indiana.

      IN WITNESS WHEREOF, Steel Dynamics, Inc., acting by and through its duly authorized officers, has executed this instrument as of the 28th day of October, 1996.

                                    STEEL DYNAMICS, INC.


                                    By__________________________________________
                                    Its ________________________________________


DATE ADOPTED BY BOARD OF DIRECTORS:             October 28, 1996

DATE APPROVED BY STOCKHOLDERS:                  October 28, 1996

TERMINATION DATE:                               December 31, 2001


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
                              STEEL DYNAMICS, INC.
                        1996 INCENTIVE STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


      1. GRANT OF OPTION. The Company, through its Plan Committee, will from time to time grant to the Optionee named in Option Certificates issued hereunder (the "Optionee"), an Option (the "Option") to purchase the number of shares of Stock, as set forth in the Option Certificate, at the Exercise Price per share set forth therein (the "Exercise Price"), subject to all of the terms and conditions of the Plan (which is incorporated herein and therein by reference) and of the Option Certificate. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, or of any Option Certificate, the terms and conditions of the Plan shall prevail.

      2. NATURE OF OPTION. If designated in the Option Certificate as an Incentive Stock Option, the Option is intended to qualify as an "incentive stock option" under Section 422 of the Code. However, if and to the extent that Option exceeds the $100,000.00 Rule of Code Section 422(d), it shall be treated as a Nonstatutory Stock Option, regardless of how otherwise denominated.

      3.    EXERCISE OF OPTION.

            (a) METHOD OF EXERCISE. The Option shall be exercisable at any time after six (6) months from the Grant Date and shall expire on the fifth anniversary of the Grant Date. The Option shall be exercisable by delivery of a Notice of Exercise form on the reverse of the Option Certificate(the "Exercise Notice"), which shall confirm the election to exercise the Option. The Exercise Notice shall be signed by the Optionee, and the Option Certificate, so endorsed, shall be delivered in person or by certified mail to the Company's Administration Building, ATTENTION:
      Secretary/1996 ISO, 4500 County Road 59, Butler, Indiana 46721. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price.

                  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice, accompanied by such aggregate Exercise Price, and, if applicable, upon Optionee's execution of such other agreements and conditions as may be required by the Company in accordance with the provisions of the Plan. Upon compliance by Optionee with these conditions, and subject at all times to the requirements of applicable laws, rules, regulations, and approvals by governmental agencies, including compliance with relevant securities and tax law regulations, and the requirements of any stock exchange or quotation service upon which the Company's Stock is then listed, the Company will deliver a certificate or certificates evidencing the Optionee's ownership of the Stock to the Optionee at the Company's Administration Building or at such other place as may be mutually acceptable to the Company and Optionee.

      4. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be in cash or in any other manner approved at such time by the Committee, and the Optionee is entitled to inquire about any then available alternate means of payment prescribed by the Committee. The Company shall not be obligated to deliver certificates for the Stock to Optionee until payment has been fully made. All obligations of the Company hereunder shall be subject to the rights of the Company, as set forth in the Plan, to withhold amounts required to be withheld for any taxes.

      5. FAILURE TO ACCEPT DELIVERY. If the Optionee fails to accept delivery of, or to pay for any of the shares of Stock specified in the Exercise Notice, upon tender of delivery by the Company, the Optionee's rights to purchase such undelivered shares may be terminated, at the sole discretion of the Committee.

      6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      7. ADJUSTMENTS. If any changes made to the Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares, or any other change in the capital structure made without receipt of additional consideration), then, unless such event or change results in the termination of all outstanding grants under the Plan, the Committee shall preserve the value of the Option by making appropriate adjustments to the number of shares, the Exercise Price, or otherwise, except that any fractional shares resulting from such adjustment shall be eliminated by rounding any portion of a share equal to .500 or greater upward, and any portion of a share equal to or less than .500 downward, in each case to the nearest whole number.

      8. NO GUARANTY OF EMPLOYMENT RIGHTS. Neither the granting of the Option nor any other action taken with respect to the Option or to the Plan shall be deemed to confer upon the Optionee any right to continue in the employ of the Company or shall affect in any manner the right of the Company to terminate the Optionee's Employment at any time and for any reason.

      9. NO STOCKHOLDER RIGHTS. Neither the Optionee, nor any person entitled to exercise the Optionee's rights in the event of the Optionee's death, shall have any of the rights and privileges of a stockholder with respect to the shares of Stock subject to the Option, except to the extent that certificates for such shares shall have actually been issued subsequent to exercise of the Option as provided herein.

      10. TAX CONSEQUENCES. Some of the federal and state tax consequences relating to this Option, as of the date of this Option grant, are set forth below:

      THIS SUMMARY IS NECESSARILY INCOMPLETE AND THE TAX LAWS
      AND REGULATIONS ARE SUBJECT TO CHANGE.  THE OPTIONEE SHOULD
      ALWAYS CONSULT A TAX ADVISOR BEFORE EXERCISING THIS OPTION
      OR DISPOSING OF THE SHARES.

            (a)   EXERCISING THE OPTION.

                  (i) INCENTIVE STOCK OPTION. If this option qualifies as an
            Incentive Stock Option, the Optionee will have no regular federal income tax or state income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise.

                  (ii) NONSTATUTORY STOCK OPTION. The Optionee may incur regular federal income tax and state income tax liability upon exercise of a Nonstatutory Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. The Company may be required to withhold from the Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver shares of Stock if such withholding amounts are not delivered at the time of exercise.

            (b)   DISPOSITION OF SHARES AFTER EXERCISE.

                  (i) INCENTIVE STOCK OPTION. If the Optionee holds the shares acquired by the exercise of Incentive Stock Options for at least one
            (1) year after exercise and two (2) years after the Date of Grant, any gain realized on disposition of the shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of such shares within one (1) year after exercise or two (2) years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such shares and the aggregate Exercise Price.

                  (ii) NONSTATUTORY STOCK OPTION. If the Optionee holds shares acquired by the exercise of Nonstatutory Stock Options for at least one (1) year, any gain realized on disposition of the shares will be treated as long-term capital gain for federal income tax purposes.

            (c) NOTICE OF DISQUALIFYING DISPOSITION OF INCENTIVE STOCK OPTION SHARES. If the Optionee sells or otherwise disposes of any of the shares acquired pursuant to an Incentive Stock Option on or before the later of two (2) years after the Date of Grant or one (1) year after the Exercise Date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of Incentive Stock Option shares by payment in cash or out of current earnings paid to the Optionee.

            (d) CANCELLATION OR AMENDMENT. The Option may be canceled or amended by the Committee, in whole or in part, at any time that the Committee determines, in its sole discretion, that the cancellation or amendment is necessary or advisable in light of any change after the Date of Grant in the Code or the regulations issued thereunder, or in any federal or state securities law or other law or regulation, which change by its terms is effective retroactively to a date on or before the Date of Grant; provided, however, that no such cancellation or amendment shall, without the Optionee's consent, apply to or affect Options that were exercised on or before the date on which the Committee makes such determination.

      11. NOTICE. Any notice to the Company or to the Committee provided for in this Option Agreement or in any Option Certificate shall be addressed to it in care of the Secretary of the Company, 4500 County Road 59, Butler, Indiana 46721, and any notice to the Optionee shall be addressed to the Optionee at the current address shown in the payroll records of the Company, or to such other address as the Optionee may designate to the Company in writing. Any such notice shall be delivered by hand, sent by telecopy, or enclosed in a properly sealed envelope addressed in the foregoing manner, certified and deposited, postage prepaid, in a post office or postal depository maintained by the United States Postal Service.

      12. ENTIRE AGREEMENT. The Plan and this Option Agreement constitute the entire agreements of the parties with respect to the subject matter hereof and supersede in their entirety all prior understandings and agreements of the Company and Optionee with respect thereto. Neither the Plan nor this Option Agreement may be modified except if it is in writing, signed by the party against whom the modification is intended to be enforced.

      13. APPLICABLE LAW. The validity, construction, interpretation and effect of this instrument shall be governed by and in accordance with the laws of the State of Indiana.


OPTIONEE:                                 STEEL DYNAMICS, INC.


____________________________________      By _________________________________
Signature


____________________________________      Title ________________________________
Printed Name


____________________________________      Date ________________________________
Residence Address

____________________________________


Date _______________________________

                              STEEL DYNAMICS, INC.
                            (an Indiana corporation)
________________                                                 _______________
   Grant Date                                                    Certificate No.

                  1996 INCENTIVE STOCK OPTION PLAN (THE "PLAN")

                               OPTION CERTIFICATE

                      ____________________________________
                                    Optionee

______________________       $______________________        $___________________
   Number of Shares          Per Share Exercise Price       Total Purchase Price

______________________                                      ____________________
   Date Exercisable          [ ] Incentive Stock Option        Expiration Date
                             [ ] Nonstatutory Stock Option

  Steel Dynamics, Inc. (the "Company") hereby grants to the Optionee an option to purchase the number of shares of the Company's Common Stock ($0.01 par value), subject to adjustment as provided in Section 4.3 of the Plan, at the Per Share Exercise Price shown above. The Option is exercisable, at any time from the date shown in the "Date Exercisable" box through and including the date shown in the "Expiration Date" box, and must be exercised by completing and executing the Exercise Notice form on the reverse side hereof and delivering this Option Certificate so executed, to the Company at its Administration Building; Attention: Secretary/1996 ISO, 4500 County Road 59, Butler Indiana 46721, together with full payment in cash (unless otherwise provided) for the aggregate purchase price for the shares to be purchased.

  The Option granted hereby is subject in all respects to all of the terms and conditions set forth and described in the Company's 1996 Incentive Stock Option Plan, as well as the Stock Option Agreement executed by Optionee in connection therewith, all of which terms and conditions are deemed incorporated herein as fully as if set forth in full text. Copies of the foregoing documents are on file in the Company's offices designated above and may be inspected by Optionee during business hours.

  In Witness Whereof, Steel Dynamics, Inc. has caused this Stock Option Certificate to be duly executed, for delivery to Optionee, as of the foregoing Grant Date.

                                                STEEL DYNAMICS, INC.


                                                By: ____________________________
                                                    Keith E. Busse, President

                               NOTICE OF EXERCISE


    The undersigned Optionee hereby exercises this Option, described on the front side, and elects to purchase the shares of the Company's Common Stock covered by the Option at the Per Share Exercise Price, and subject to all of the other terms and conditions set forth and described in the Plan, the Stock Option Agreement, and this Option Certificate.

    I hereby tender full payment, as required, for all of the shares. The undersigned acknowledges that he or she has received, read, and understands the terms of the Plan and the Stock Option Agreement, and the undersigned understands that he or she may have different tax consequences as a result of the length of time these shares are held prior to their disposition. The undersigned represents that he or she has either consulted with an accountant or tax advisor in connection with the purchase or disposition of these shares, or is otherwise familiar with the tax consequences of the same, and that he or she is not relying upon the Company for any tax advice.

    Please forward the stock certificate to the undersigned at _________________
                                                                   (Address)
______________________________, _____________________,  _______, _____________.
                                        (City)          (State)      (Zip)


Social Security No.

___________________________             ________________________________________
    (Must be filled in)                           (Signature of Optionee)

___________________________
          (Date)